UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-22758

Registrant Name:	PIMCO Dynamic Credit Income Fund

Address of Principal Executive Offices:	1633 Broadway New York, NY 10019

Name and Address of Agent for Service:	Lawrence G. Altadonna 1633 Broadway New York, NY 10019

Registrant’s telephone number, including area code:	212-739-3371

Date of Fiscal Year End:	December 31, 2013

Date of Reporting Period:	March 31, 2013

Item 1. Schedule of Investments

PIMCO Dynamic Credit Income Fund Schedule of Investments

March 31, 2013 (unaudited)

Principal Amount (000s)		Value*
CORPORATE BONDS & NOTES—49.0%
	Advertising—0.3%
$3,525	inVentiv Health, Inc., 9.00%, 1/15/18 (a)(d)	$3,710,062
5,500	Sitel LLC, 11.00%, 8/1/17 (a)(d)	5,843,750

		9,553,812

	Aerospace & Defense—0.2%
7,200	Triumph Group, Inc., 4.875%, 4/1/21 (a)(d)	7,290,000

	Airlines—0.1%
2,811	American Airlines Pass-Through Trust, 8.625%, 4/15/23	2,923,433

	Auto Components—0.5%
2,000	Cooper-Standard Holding, Inc., 7.375%, 4/1/18 (a)(d)(e)	2,010,000
14,089	Pittsburgh Glass Works LLC, 8.50%, 4/15/16 (a)(d)	14,406,002

		16,416,002

	Banking—8.6%
	Banco do Brasil S.A. (a)(d)(g),
10,000	6.25%, 4/15/24	9,875,000
6,000	9.25%, 4/15/23	7,290,000
£2,600	Barclays Bank PLC, 14.00%, 6/15/19 (g)	5,342,671
$36,500	BPCE S.A., 12.50%, 9/30/19 (a)(d)(g)	45,072,755
1,200	CIT Group, Inc., 4.75%, 2/15/15 (a)(d)	1,260,000
25,000	Citigroup, Inc., 5.875%, 2/22/33	27,554,350
	Eksportfinans ASA,
1,300	2.00%, 9/15/15	1,248,850
500	2.375%, 5/25/16	476,023
700	5.50%, 5/25/16	727,724
2,500	5.50%, 6/26/17	2,595,913
30,000	Goldman Sachs Group, Inc., 6.75%, 10/1/37	33,770,550
2,500	ICICI Bank Ltd., 5.00%, 1/15/16	2,676,247
	LBG Capital No. 2 PLC,
€4,000	8.875%, 2/7/20	5,586,818
£4,100	15.00%, 12/21/19	8,970,956
€7,052	15.00%, 12/21/19	12,994,442
$50,000	Lloyds TSB Bank PLC, 12.00%, 12/16/24 (a)(d)(g)	67,057,750
17,375	Regions Financial Corp., 7.375%, 12/10/37	19,546,875
€4,000	Societe Generale S.A., 9.375%, 9/4/19 (g)	5,845,240
	UBS AG,
$10,000	7.25%, 2/22/22 (k)	10,717,610
19,000	7.625%, 8/17/22	21,281,026

		289,890,800

	Building Materials—1.3%
	Cemex Finance LLC (a)(d),
28,500	9.375%, 10/12/22	33,273,750
5,000	9.50%, 12/14/16	5,437,500
	Corp. GEO S.A.B. de C.V. (a)(d),
5,200	8.875%, 3/27/22	4,498,000
2,500	9.25%, 6/30/20	2,187,500

		45,396,750

	Chemicals—2.0%
8,000	Ashland, Inc., 6.875%, 5/15/43 (a)(d)	8,680,000
34,385	Perstorp Holding AB, 8.75%, 5/15/17 (a)(d)	36,534,062
3,500	Phosagro OAO via Phosagro Bond Funding Ltd., 4.204%, 2/13/18 (a)(d)	3,495,625
21,000	Vertellus Specialties, Inc., 9.375%, 10/1/15 (a)(d)	18,742,500

		67,452,187

	Coal—3.3%
	Mongolian Mining Corp.,
4,500	8.875%, 3/29/17 (a)(d)	4,635,000
7,375	8.875%, 3/29/17 (i)	7,596,250
54,785	Murray Energy Corp., 10.25%, 10/15/15 (a)(d)	55,264,369
6,000	Walter Energy, Inc., 8.50%, 4/15/21 (a)(b)(d)(j) (acquisition cost—$6,000,000; purchased 3/22/13)	6,165,000
35,104	Westmoreland Coal Co., 10.75%, 2/1/18	36,946,960

		110,607,579

PIMCO Dynamic Credit Income Fund Schedule of Investments

March 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
	Commercial Services—1.6%
$4,000	American Residential Services LLC, 12.00%, 4/15/15 (a)(b)(d)(j) (acquisition cost—$3,887,500; purchased 2/13/13—3/19/13)	$3,990,000
2,250	Ceridian Corp., 11.00%, 3/15/21 (a)(d)	2,424,375
35,500	DynCorp International, Inc., 10.375%, 7/1/17	35,145,000
11,045	Harland Clarke Holdings Corp., 9.75%, 8/1/18 (a)(d)	11,762,925

		53,322,300

	Distribution/Wholesale—0.4%
10,000	HD Supply, Inc., 11.50%, 7/15/20	11,875,000

	Diversified Financial Services—4.7%
4,000	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(d)	3,260,000
11,475	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(d)	12,088,855
3,000	International Lease Finance Corp., 8.625%, 9/15/15	3,423,750
7,250	Jefferies Finance LLC, 7.375%, 4/1/20 (a)(d)	7,413,125
€16,700	KION Finance S.A., 6.75%, 2/15/20 (a)(d)	22,905,392
$26,500	Nationstar Mortgage LLC, 6.50%, 7/1/21 (a)(d)	27,758,750
15,550	SLM Corp., 5.625%, 8/1/33	14,461,500
	Springleaf Finance Corp.,
€2,900	4.125%, 11/29/13	3,717,367
$18,200	5.40%, 12/1/15	18,791,500
600	5.75%, 9/15/16	605,250
4,500	5.85%, 6/1/13	4,536,563
19,100	6.50%, 9/15/17	19,100,000
20,900	6.90%, 12/15/17	21,187,375

		159,249,427

	Electric Utilities—2.1%
	Energy Future Intermediate Holding Co. LLC,
47,500	10.00%, 12/1/20	54,090,625
15,057	11.75%, 3/1/22 (a)(d)	17,390,835

		71,481,460

	Electronics—0.2%
8,000	Flextronics International Ltd., 4.625%, 2/15/20 (a)(d)	8,120,000

	Engineering & Construction—0.4%
14,150	Alion Science and Technology Corp., 12.00%, 11/1/14 PIK	14,539,125

	Food & Beverage—1.5%
25,000	Hawk Acquisition Sub, Inc., 4.25%, 10/15/20 (a)(b)(d)(e)(j) (acquisition cost—$25,006,250; purchased 3/22/13—3/25/13)	25,062,500
24,000	HJ Heinz Finance Co., 7.125%, 8/1/39 (a)(d)	26,850,000

		51,912,500

	Hand/Machine Tools—0.1%
3,000	Milacron LLC, 7.75%, 2/15/21 (a)(d)	3,116,250

	Healthcare-Products—0.8%
27,880	Accellent, Inc., 10.00%, 11/1/17	24,813,200
€2,200	Ontex IV S.A., 7.50%, 4/15/18 (a)(d)	2,946,975

		27,760,175

	Healthcare-Services—0.2%
$750	Apria Healthcare Group, Inc., 12.375%, 11/1/14	768,750
5,850	CRC Health Corp., 10.75%, 2/1/16	5,937,750

		6,706,500

	Household Products/Wares—0.4%
7,725	Armored Autogroup, Inc., 9.25%, 11/1/18	6,933,187
4,750	Sun Products Corp., 7.75%, 3/15/21 (a)(d)	4,809,375

		11,742,562

	Insurance—1.1%
28,145	American International Group, Inc., 8.175%, 5/15/68 (converts to FRN on 5/15/38)	38,030,931

	Internet—0.1%
4,100	Global Generations Merger Sub, Inc., 11.00%, 12/15/20 (a)(d)	4,469,000

	Lodging—0.2%
5,000	Station Casinos LLC, 7.50%, 3/1/21 (a)(d)	5,162,500

	Machinery-Diversified—0.1%
2,000	Liberty Tire Recycling, 11.00%, 10/1/16 (a)(d)	1,990,000

PIMCO Dynamic Credit Income Fund Schedule of Investments

March 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
	Media—5.3%
£7,000	Arqiva Broadcast Finance PLC, 9.50%, 3/31/20 (a)(d)	$11,035,004
$10,000	Clear Channel Communications, Inc., 9.00%, 3/1/21	9,387,500
52,650	McClatchy Co., 9.00%, 12/15/22 (a)(d)	57,388,500
€26,700	Nara Cable Funding II Ltd., 8.50%, 3/1/20 (a)(d)	36,022,250
$53,654	Radio One, Inc., 12.50%, 5/24/16 (i)	54,324,850
10,555	Spanish Broadcasting System, Inc., 12.50%, 4/15/17 (a)(d)	11,452,175

		179,610,279

	Mining—0.3%
7,000	Freeport-McMoRan Copper & Gold, Inc., 5.45%, 3/15/43 (a)(b)(d)(j) (acquisition cost—$6,968,080; purchased 2/28/13)	6,954,563
3,500	St. Barbara Ltd., 8.875%, 4/15/18 (a)(b)(d)(j) (acquisition cost—$3,482,255; purchased 3/22/13)	3,578,750

		10,533,313

	Oil & Gas—1.8%
2,500	Forbes Energy Services Ltd., 9.00%, 6/15/19	2,437,500
20,000	Millennium Offshore Services Superholdings LLC, 9.50%, 2/15/18 (a)(d)	20,275,000
	OGX Austria GmbH (a)(d),
5,000	8.375%, 4/1/22	3,787,500
40,250	8.50%, 6/1/18	31,596,250
740	Welltec A/S, 8.00%, 2/1/19 (a)(d)	812,150

		58,908,400

	Paper & Forest Products—1.8%
7,000	Millar Western Forest Products Ltd., 8.50%, 4/1/21	7,035,000
47,010	Tembec Industries, Inc., 11.25%, 12/15/18	52,181,100

		59,216,100

	Pipelines—0.0%
1,500	Genesis Energy L.P., 5.75%, 2/15/21 (a)(d)	1,551,563

	Retail—0.9%
8,000	Coinstar, Inc., 6.00%, 3/15/19 (a)(d)	8,200,000
	Enterprise Inns PLC,
£742	6.50%, 12/6/18	1,121,569
2,360	6.875%, 2/15/21	3,442,465
1,950	6.875%, 5/9/25	2,799,966
$4,000	Logan’s Roadhouse, Inc., 10.75%, 10/15/17	3,760,000
£8,007	Spirit Issuer PLC, 5.472%, 12/28/34 (k)	10,523,793

		29,847,793

	Storage/Warehousing—0.6%
$19,000	Algeco Scotsman Global Finance PLC, 8.50%, 10/15/18 (a)(d)	20,472,500

	Telecommunications—7.0%
	Intelsat Luxembourg S.A. (a)(d)(e),
5,000	6.75%, 6/1/18	5,175,000
17,000	8.125%, 6/1/23	17,340,000
£43,100	Lynx I Corp., 6.00%, 4/15/21 (a)(d)	67,469,304
$18,000	MetroPCS Wireless, Inc., 6.625%, 4/1/23 (a)(d)	18,427,500
	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (a)(d),
10,000	7.748%, 2/2/21	11,225,000
15,000	9.125%, 4/30/18	17,876,250
25,000	VimpelCom Holdings BV, 5.95%, 2/13/23 (a)(d)	24,968,750
£47,379	Virgin Media Secured Finance PLC, 5.50%, 1/15/21	73,609,783

		236,091,587

	Tobacco—0.3%
$10,750	Vector Group Ltd., 7.75%, 2/15/21 (a)(d)	11,341,250

	Transportation—0.8%
5,727	Aviation Capital Group Corp., 6.75%, 4/6/21 (a)(b)(d)(j) (acquisition cost—$6,196,614; purchased 2/4/13)	6,382,301
€10,000	Hapag-Lloyd AG, 9.00%, 10/15/15	13,427,387
$10,000	Western Express, Inc., 12.50%, 4/15/15 (a)(d)	7,350,000

		27,159,688

	Total Corporate Bonds & Notes (cost-$1,640,555,157)	1,653,740,766

SENIOR LOANS (a)(c)—38.1%
	Apparel & Textiles—0.2%
5,000	Calceus Acquisition, Inc., 5.75%, 2/1/20	5,081,250

PIMCO Dynamic Credit Income Fund Schedule of Investments

March 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
	Chemicals—2.2%
	Al Chem & Cy S.C.A. (e),
$7,500	4.50%, 9/12/19, Term B1	$7,528,125
5,000	8.25%, 3/12/20	5,131,250
25,000	Tronox, Inc., 4.50%, 3/19/20 (e)	25,370,525
15,000	U.S. Coatings Acquisition, Inc., 4.75%, 2/1/20	15,216,480
19,949	Univar, Inc., 5.00%, 6/30/17, Term B	20,171,721

		73,418,101

	Commercial Services—1.9%
2,260	Kronos, Inc., 9.75%, 4/26/20	2,367,350
20,000	Nielsen Holdings NV, 3.00%, 2/21/14 (b)(e)(j) (acquisition cost—$19,900,000; purchased 3/1/13)	19,907,563
39,900	ServiceMaster Co., 4.25%, 1/31/17	40,323,938

		62,598,851

	Computers—1.3%
	Dell, Inc. (b)(e)(j),
27,077	5.00%, 11/6/13 (acquisition cost—$26,941,538; purchased 3/8/13)	26,952,681
16,923	6.25%, 11/6/13 (acquisition cost—$16,838,462; purchased 3/8/13)	16,845,426

		43,798,107

	Diversified Financial Services—0.2%
5,000	Nuveen Investments, Inc., 5.204%, 5/13/17	5,096,875
1,995	Trans Union LLC, 4.25%, 2/8/19	2,022,285

		7,119,160

	Entertainment—2.3%
12,000	Caesars Entertainment Operating Co., 5.454%, 1/28/18, Term B6 (e)	11,148,000
40,000	Station Casinos, Inc., 5.00%, 3/1/20, Term B	40,500,000
24,938	Zuffa LLC, 4.50%, 2/25/20, Term B (b)(j) (acquisition cost—$24,812,813; purchased 2/20/13)	25,311,562

		76,959,562

	Financial Services—0.7%
23,500	Springleaf Finance Corp., 5.50%, 5/10/17	23,694,604

	Food & Beverage—6.1%
30,000	Albertson’s LLC, 6.25%, 3/21/16 (e)	30,549,120
28,703	Candy Intermediate Holdings, Inc., 7.50%, 6/18/18	29,348,694
24,500	Constellation Brands, Inc., 3.00%, 12/30/13 (b)(e)(j) (acquisition cost—$24,408,125; purchased 3/7/13)	24,414,599
	HJ Heinz Co. (e),
100,500	3.50%, 3/27/20, Term B2	101,492,437
20,000	5.00%, 3/27/14 (b)(j) (acquisition cost—$20,000,000; purchased 3/13/13)	19,904,425

		205,709,275

	Healthcare-Products—0.2%
5,000	Rite Aid Corp., 5.75%, 8/21/20	5,191,665

	Healthcare-Services—1.9%
10,979	Air Medical Group Holdings, Inc., 6.50%, 5/29/18 (e)	11,253,219
	American Renal Holdings, Inc.,
26,000	4.50%, 8/20/19 (e)	26,113,750
5,000	8.50%, 2/14/20 (b)(j) (acquisition cost—$4,925,000; purchased 2/14/13)	5,037,500
9,975	Catalent Pharma Solutions, Inc., 4.25%, 9/15/17, Term B2	10,049,812
10,000	United Surgical Partners International, Inc., 4.75%, 4/3/19 (e)	10,033,330

		62,487,611

	Household Products/Wares—0.8%
27,500	Sun Products Corp., 6.50%, 3/22/20	27,826,563

	Insurance—0.7%
14,963	AmWINS Group, Inc., 5.00%, 2/22/20 (b)(j) (acquisition cost—$14,925,094; purchased 2/20/13)	15,155,771
9,975	Asurion LLC, 4.50%, 5/24/19, Term B1	10,067,478

		25,223,249

	Internet—0.4%
9,975	Ancestry.com, Inc., 7.00%, 12/28/18 (b)(j) (acquisition cost—$9,987,469; purchased 1/31/13—2/1/13)	10,029,035
5,000	WaveDivision Holdings LLC, 4.00%, 10/15/19, Term B (b)(j) (acquisition cost—$4,987,500; purchased 2/7/13)	5,081,125

		15,110,160

	Iron/Steel—1.0%
34,912	FMG America Finance, Inc., 5.25%, 10/18/17	35,367,397

	Leisure—0.2%
5,000	Regent Seven Seas Cruises, Inc., 4.75%, 12/21/18, Term B	5,075,000

PIMCO Dynamic Credit Income Fund Schedule of Investments

March 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
	Lodging—3.5%
	Hilton Hotels Corp.,
$17,004	3.576%, 11/30/15, Term B (e)	$16,812,665
68,170	3.704%, 11/30/15, Term C (e)	67,317,430
32,688	3.954%, 11/15/15, Term D	32,197,881

		116,327,976

	Media—0.4%
4,987	Foxco Acquisition Sub LLC, 5.50%, 7/14/17, Term B	5,085,146
7,500	Salem Communications Corp., 4.50%, 3/14/20, Term B (e)	7,612,500

		12,697,646

	Mining—1.4%
29,924	Noranda Aluminum Acquisition Corp., 5.75%, 3/1/19, Term B	30,429,408
17,200	Walter Energy, Inc., 5.75%, 4/1/18, Term B (e)	17,324,700

		47,754,108

	Oil & Gas—0.8%
11,000	NFR Energy LLC, 8.75%, 12/31/18	11,343,750
15,000	Saxon Energy Services, Inc., 5.50%, 2/15/19, Term B (e)	15,117,195

		26,460,945

	Pharmaceuticals—0.2%
7,980	Par Pharmaceutical Companies, Inc., 4.25%, 9/28/19, Term B	8,078,888

	Pipelines—1.4%
45,922	NGPL PipeCo LLC, 6.75%, 9/15/17, Term B (e)	46,648,744

	Real Estate—3.7%
17,000	Realogy Corp., 4.50%, 3/5/20 (e)	17,260,321
	Toys R Us Properties Ltd. (e)(f),
£60,000	5.95%, 2/14/20, Term A	91,860,983
10,000	8.25%, 2/14/20, Term B	15,310,164

		124,431,468

	Real Estate Investment Trust—0.5%
$17,248	Equity Office Properties Trust, 1.406%, 2/5/14	17,981,248

	Retail—1.3%
3,500	Advantage Sales & Marketing, 8.25%, 6/18/18 (b)(e)(j) (acquisition cost—$3,500,000; purchased 2/14/13)	3,561,250
40,000	Supervalu, Inc., 6.25%, 3/21/19, Term B (e)	40,753,560

		44,314,810

	Semiconductors—0.4%
15,000	Freescale Semiconductor, Inc., 5.00%, 3/1/20, Term B4	15,117,195

	Software—0.8%
	First Data Corp.,
12,000	4.204%, 3/24/18	11,983,500
5,000	5.204%, 3/24/17	5,031,250
10,000	SunGard Data Systems, Inc., 4.00%, 3/8/20, Term E	10,137,500

		27,152,250

	Telecommunications—3.4%
24,938	Alcatel-Lucent USA, Inc., 7.25%, 1/30/19, Term C	25,371,313
34,900	Intelsat Jackson Holdings Ltd., 4.50%, 4/2/18, Term B1	35,488,937
5,000	Syniverse Holdings, Inc., 4.00%, 4/23/19 (e)	5,012,500
50,000	Univision Communications, Inc., 4.75%, 3/1/20, Term C2	50,356,250

		116,229,000

	Transportation—0.2%
6,500	Commercial Barge Line Co., 7.25%, 9/15/19 (b)(e)(j) (acquisition cost—$6,370,000; purchased 3/20/13)	6,516,250

	Total Senior Loans (cost-$1,272,435,907)	1,284,371,083

U.S. TREASURY OBLIGATION—10.6%
	U.S. Treasury Notes,
356,400	0.25%, 1/31/15 (h) (cost-$356,311,988)	356,539,352

MORTGAGE-BACKED SECURITIES—10.5%
	Adjustable Rate Mortgage Trust, CMO (k),
2,978	3.862%, 11/25/37 (a)(d)	1,920,719
8,750	5.591%, 3/25/37	6,642,163

PIMCO Dynamic Credit Income Fund Schedule of Investments

March 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
MORTGAGE-BACKED SECURITIES (continued)
$7,818	American Home Mortgage Investment Trust, 6.10%, 1/25/37 CMO (a)(d)	$5,410,343
	Banc of America Alternative Loan Trust, CMO,
3,345	6.00%, 4/25/36	2,656,302
4,406	6.00%, 7/25/46	3,718,152
7,443	6.50%, 2/25/36	6,280,021
	Banc of America Funding Corp., CMO,
7,038	2.718%, 9/20/46 (k)	5,648,323
8,836	5.907%, 8/26/36 (a)(b)(d)(j)(k) (acquisition cost—$4,727,288; purchased 3/5/13)	4,729,289
11,630	6.00%, 10/25/37	8,655,344
805	Banc of America Mortgage Trust, 6.00%, 10/25/36 CMO	723,607
3,089	Bear Stearns Adjustable Rate Mortgage Trust, 2.353%, 2/25/36 CMO (k)	2,067,691
	Bear Stearns ALT-A Trust, CMO (k),
7,428	0.374%, 8/25/36	4,202,441
14,252	2.571%, 4/25/37	9,303,644
5,750	2.647%, 3/25/36	4,001,134
3,161	3.062%, 5/25/36	1,792,853
€10,000	Celtic Residential Irish Mortgage Securitisation No. 12 Ltd., 0.404%, 3/18/49 CMO (k)	9,025,276
	Citigroup Mortgage Loan Trust, Inc., CMO (k),
$2,351	2.887%, 7/25/46	1,839,267
9,083	2.933%, 7/25/36	5,624,557
	Countrywide Alternative Loan Trust, CMO,
21,145	5.50%, 12/25/35	18,744,066
5,135	5.50%, 5/25/36	4,394,288
3,540	6.00%, 1/25/37	2,882,205
14,660	6.00%, 2/25/37	11,603,532
1,510	6.25%, 12/25/36 (k)	1,220,226
2,557	6.50%, 9/25/37	2,008,340
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
59,781	2.074%, 3/25/46 (k)	43,387,864
12,055	6.00%, 1/25/38	10,859,953
841	Credit Suisse First Boston Mortgage Securities Corp., 6.00%, 1/25/36 CMO	661,406
	Credit Suisse Mortgage Capital Certificates, CMO (a)(d),
24,576	2.707%, 10/26/36 (k)	13,855,400
32,140	5.75%, 5/26/37	28,443,489
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
6,476	6.50%, 5/25/36	4,730,939
5,961	6.75%, 8/25/36	4,557,799
2,038	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, 5.50%, 12/25/35 CMO	1,688,516
1,973	Harborview Mortgage Loan Trust, 5.45%, 6/19/36 CMO (k)	1,431,767
2,471	IndyMac Index Mortgage Loan Trust, 3.176%, 6/25/36 CMO (k)	1,761,636
	JPMorgan Alternative Loan Trust, CMO,
2,107	2.792%, 5/25/36 (k)	1,586,473
2,830	6.00%, 12/25/35	2,554,805
2,000	6.05%, 11/25/36 (k)	1,563,031
21,803	Merrill Lynch Mortgage Investors Trust, 3.024%, 3/25/36 CMO (k)	15,070,014
10,000	Morgan Stanley Capital I, Inc., 5.862%, 7/12/44 CMO (k)	9,362,980
4,353	Morgan Stanley Mortgage Loan Trust, 2.522%, 11/25/37 CMO (k)	3,222,851
	RBSSP Resecuritization Trust, CMO (a)(d),
8,737	3.176%, 9/26/35 (k)	5,125,311
5,100	5.50%, 5/26/36	3,060,727
	Residential Accredit Loans, Inc., CMO,
1,461	0.354%, 2/25/37 (k)	1,074,339
4,209	5.75%, 1/25/34	4,538,056
3,651	6.00%, 4/25/36	3,048,029
10,268	6.00%, 5/25/36	8,598,909
3,781	6.00%, 6/25/36	3,138,089
5,639	6.00%, 8/25/36	4,594,374
5,573	6.00%, 11/25/36	4,363,706
10,912	6.25%, 2/25/37	8,836,103
2,731	6.50%, 9/25/37	2,219,934
	Residential Asset Securitization Trust, CMO,
1,548	6.00%, 2/25/36	1,263,303
2,831	6.00%, 5/25/36	2,410,060
3,168	Residential Funding Mortgage Securities I, 6.00%, 10/25/36 CMO	2,947,038
1,701	Sequoia Mortgage Trust, 2.081%, 9/20/32 CMO (k)	1,593,906
21	Structured Asset Mortgage Investments II Trust, 0.414%, 5/25/46 CMO (k)	12,925
4,770	Washington Mutual Alternative Mortgage Pass-Through Certificates, 0.444%, 1/25/47 CMO (k)	2,755,403
	Washington Mutual Mortgage Pass-Through Certificates, CMO,
15,600	5.967%, 5/25/36	10,447,545
19,457	6.221%, 7/25/36	10,947,290
9,166	Wells Fargo Mortgage Loan Trust, 2.849%, 3/27/37 CMO (a)(d)(k)	5,090,878

	Total Mortgage-Backed Securities (cost-$352,196,076)	355,898,631

ASSET-BACKED SECURITIES—3.3%
4,520	Accredited Mortgage Loan Trust, 0.484%, 4/25/36 (k)	3,160,642
44,392	Anthracite CDO I Ltd., 6.00%, 5/24/37 (a)(d)	44,947,000
22,433	Argent Securities Trust, 0.354%, 7/25/36 (k)	8,866,500
2,460	Asset Backed Funding Certificates, 1.254%, 3/25/34 (k)	1,816,431
1,420	Bear Stearns Asset-Backed Securities Trust, 4.133%, 10/25/36 (k)	1,181,463

PIMCO Dynamic Credit Income Fund Schedule of Investments

March 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
ASSET-BACKED SECURITIES (continued)
$650	Citigroup Mortgage Loan Trust, Inc., 0.404%, 1/25/37 (k)	$543,313
1,600	Countrywide Asset-Backed Certificates, 0.954%, 3/25/34 (k)	1,507,809
9,697	Fieldstone Mortgage Investment Trust, 0.374%, 7/25/36 (k)	4,476,206
2,000	GSAMP Trust, 0.474%, 4/25/36 (k)	1,017,201
5,100	IndyMac Residential Asset-Backed Trust, 0.444%, 4/25/47 (k)	2,755,882
	JPMorgan Mortgage Acquisition Trust,
2,763	0.351%, 7/25/36 (k)	1,305,920
20,000	5.473%, 10/25/36	15,426,410
20,802	Lehman XS Trust, 5.512%, 5/25/37 (k)	16,955,655
	Morgan Stanley ABS Capital I, Inc. Trust (k),
5,700	0.354%, 11/25/36	2,989,624
400	0.674%, 7/25/35	330,550
800	Morgan Stanley Home Equity Loan Trust, 0.674%, 8/25/35 (k)	720,059
1,099	New Century Home Equity Loan Trust, 3.204%, 1/25/33 (k)	933,910
4,766	Soundview Home Equity Loan Trust, 0.464%, 2/25/37 (k)	2,017,826
1,700	Structured Asset Investment Loan Trust, 1.104%, 9/25/34 (k)	1,555,134

	Total Asset-Backed Securities (cost-$112,454,071)	112,507,535

Shares
PREFERRED STOCK—1.2%
	Banking—1.2%
40,000	Ally Financial, Inc., 7.00%, 4/29/13 (a)(d)(g) (cost-$38,900,000)	39,560,000

Principal Amount (000s)

U.S. GOVERNMENT AGENCY SECURITIES—1.1%
	Fannie Mae—0.3%
$36,640	3.00%, 1/25/43, CMO, IO	4,468,424
5,970	5.796%, 8/25/38, CMO, IO (k)	688,099
12,066	6.436%, 12/25/36, CMO, IO (k)	2,156,978
3,659	8.624%, 10/25/42, CMO (k)	3,812,632

		11,126,133

	Freddie Mac—0.4%
45,198	2.50%, 11/15/27, CMO, IO	5,001,249
9,900	3.50%, 8/15/42, CMO, IO	1,871,482
26,972	4.00%, 3/15/27—9/15/39, CMO, IO	4,078,617
3,900	5.997%, 9/15/41, CMO, IO (k)	880,722
8,609	6.297%, 12/15/34, CMO, IO (k)	1,067,802

		12,899,872

	Ginnie Mae—0.4%
10,371	4.00%, 3/20/42—9/20/42, CMO, IO	1,923,135
21,599	4.50%, 10/16/42, CMO, IO	4,494,596
6,147	5.917%, 8/20/42, CMO, IO (k)	1,480,998
6,175	6.047%, 12/20/40, CMO, IO (k)	1,453,348
7,544	6.447%, 1/20/41, CMO, IO (k)	1,731,818
9,510	6.497%, 8/16/39, CMO, IO (k)	1,974,378

		13,058,273

	Total U.S. Government Agency Securities (cost-$37,525,663)	37,084,278

MUNICIPAL BONDS—0.7%
	Ohio—0.7%
22,805	Buckeye Tobacco Settlement Financing Auth. Rev., 6.50%, 6/1/47, Ser. A-2 (cost-$21,408,673)	22,252,891

Repurchase Agreements—0.0%
800	Banc of America Securities LLC, dated 3/28/13, 0.21%, due 4/1/13, proceeds $800,019; collateralized by U.S. Treasury Notes, 0.625%, due 5/31/17, valued at $818,108 including accrued interest (cost—$800,000)	800,000

	Total Investments (cost—$3,832,587,535) (l)—114.5%	3,862,754,536

	Liabilities in excess of other assets-(14.5)%	(490,180,255)

	Net Assets-100.0%	$3,372,574,281

Notes to Schedule of Investments:

*	Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps and exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $2,371,445,281, representing 70.3% of net assets.
(b)	Illiquid.
(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on March 31, 2013.
(d)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	When-issued or delayed-delivery. To be settled/delivered after March 31, 2013.
(f)	Fair-Valued—Securities with an aggregate value of $107,171,147, representing 3.2% of net assets.
(g)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.
(h)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(i)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.
(j)	Restricted. The aggregate acquisition cost of such securities is $233,863,988. The aggregate market value is $235,579,590, representing 7.0% of net assets.
(k)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2013.
(l)	At March 31, 2013, the cost basis of portfolio securities for federal income tax purposes was $3,832,612,230. Gross unrealized appreciation was $46,002,112; gross unrealized depreciation was $15,859,806; and net unrealized appreciation was $30,142,306. The difference between book and tax cost was attributable to sale-buyback adjustments.

(m)	Futures contracts outstanding at March 31, 2013:

Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Short: 5-Year Deliverable Interest Rate Swap Futures	(475)	$(47,389)	6/17/13	$(7,424)

(n)	Credit default swap agreements outstanding at March 31, 2013:

OTC sell protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(3)	Credit Spread(2)	Termination Date	Payments Received	Value(4)	Upfront Premiums Received	Unrealized Appreciation
BNP Paribas:
Barclays Bank	€5,000	2.99%	6/20/18	3.00%	$(8,705)	$(15,070)	$6,365

Centrally cleared sell protection swap agreements(1):

Broker (Exchange)/Referenced Debt Issuer	Notional Amount (000s)(3)	Credit Spread(2)	Termination Date	Payments Received	Value(4)	Unrealized Appreciation
Credit Suisse First Boston (ICE):
Dow Jones CDX HY-19 5-Year Index	$750,000	4.02%	12/20/17	5.00%	$31,993,250	$14,788,875
UBS (ICE):
Dow Jones CDX HY-19 5-Year Index	875,000	4.02%	12/20/17	5.00%	37,325,458	18,025,458

					$69,318,708	$32,814,333

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at March 31, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(o)	Interest rate swap agreements outstanding at March 31, 2013:

OTC swap agreements:

		Rate Type
Swap Counterparty	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Upfront Premiums Paid	Unrealized Appreciation
Goldman Sachs	$800,000	5/1/18	3-Month USD-LIBOR	1.30%	$1,997,847	$200,678	$1,797,169
Morgan Stanley	800,000	5/1/18	3-Month USD-LIBOR	1.30%	1,997,847	160,678	1,837,169

					$3,995,694	$361,356	$3,634,338

Centrally cleared swap agreements:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Appreciation (Depreciation)
UBS (CME)	$802,500	6/19/18	1.00%	3-Month USD-LIBOR	$1,662,748	$(1,043,252)
UBS (CME)	850,000	3/20/23	3-Month USD-LIBOR	2.00%	262,713	3,367,173

					$1,925,461	$2,323,921

(p)	Forward foreign currency contracts outstanding at March 31, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2013	Unrealized Appreciation (Depreciation)
Sold:
112,284,000 British Pound settling 4/2/13	Bank of America	$170,222,544	$170,609,892	$(387,348)
9,965,000 British Pound settling 5/2/13	Barclays Bank	15,097,124	15,138,908	(41,784)
60,000,000 British Pound settling 4/2/13	BNP Paribas	91,059,420	91,166,983	(107,563)
1,897,000 British Pound settling 4/2/13	Citigroup	2,869,780	2,882,396	(12,616)
4,680,000 British Pound settling 5/2/13	Credit Suisse First Boston	7,102,167	7,109,894	(7,727)
430,000 British Pound settling 4/2/13	HSBC Bank	650,112	653,363	(3,251)
174,611,000 British Pound settling 5/2/13	UBS	263,792,869	265,270,436	(1,477,567)
48,229,000 Euro settling 6/17/13	Barclays Bank	63,045,962	61,855,659	1,190,303
10,847,000 Euro settling 6/17/13	BNP Paribas	14,132,177	13,911,720	220,457
26,341,000 Euro settling 6/17/13	HSBC Bank	34,207,081	33,783,406	423,675

				$(203,421)

(q)	At March 31, 2013, the Fund held $6,580,000 in cash as collateral and pledged $16,000 in cash as collateral for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(r)	Open reverse repurchase agreements at March 31, 2013:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	(1.75)%	3/14/13	3/12/15	$4,383,162	$4,387,000
Deutsche Bank	(1.00)	2/25/13	2/21/15	1,949,103	1,951,000

					$6,338,000

(s)	The weighted average daily balance of reverse repurchase agreements outstanding during the period ended March 31, 2013 was $75,791,488, at a weighted average interest rate of (0.44)%. Total market value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at March 31, 2013 was $6,145,000.

At March 31, 2013, the Fund held U.S. Treasury Obligations valued at $6,145,000 as collateral for open reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

(t)	The weighted average borrowing for sale-buybacks during the period ended March 31, 2013 was $44,245,663 at a weighted average interest rate of 0.12%.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•	Level 3—valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations—U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities—Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds—Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations—Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps—Credit default swaps traded over-the-counter (“OTC”) are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. Centrally cleared credit default swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps—OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans—Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Fund to measure fair value during the period ended March 31, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at March 31, 2013 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value at 3/31/13
Investments in Securities—Assets
Corporate Bonds & Notes:
Airlines	—	—	$2,923,433	$2,923,433
All Other	—	$1,650,817,333	—	1,650,817,333
Senior Loans:
Real Estate	—	17,260,321	107,171,147	124,431,468
All Other	—	1,159,939,615	—	1,159,939,615
U.S. Treasury Obligation	—	356,539,352	—	356,539,352
Mortgage-Backed Securities	—	355,898,631	—	355,898,631
Asset-Backed Securities	—	112,507,535	—	112,507,535
Preferred Stock	—	39,560,000	—	39,560,000
U.S. Government Agency Securities	—	37,084,278	—	37,084,278
Municipal Bonds	—	22,252,891	—	22,252,891
Repurchase Agreements	—	800,000	—	800,000

	—	3,752,659,956	110,094,580	3,862,754,536

Other Financial Instruments*—Assets
Credit Contracts	—	32,820,698	—	32,820,698
Foreign Exchange Contracts	—	1,834,435	—	1,834,435
Interest Rate Contracts	—	7,001,511	—	7,001,511

	—	41,656,644	—	41,656,644

Other Financial Instruments*—Liabilities
Foreign Exchange Contracts	—	(2,037,856)	—	(2,037,856)
Interest Rate Contracts	$(7,424)	(1,043,252)	—	(1,050,676)

	(7,424)	(3,081,108)	—	(3,088,532)

Totals	$(7,424)	$3,791,235,492	$110,094,580	$3,901,322,648

At March 31, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the period ended March 31, 2013, was as follows:

	Beginning Balance 1/31/13**	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/13
Investments in Securities—Assets
Corporate Bonds & Notes:
Airlines	$—	$2,951,543	$—	$(1,345)	$—	$(26,765)	$—	$—	$2,923,433
Senior Loans:
Real Estate	—	106,774,539	—	—	—	396,608	—	—	107,171,147

Totals	$—	$109,726,082	$—	$(1,345)	$—	$369,843	$—	$—	$110,094,580

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at March 31, 2013:

	Ending Balance at 3/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities—Assets
Corporate Bonds & Notes	$2,923,433	Third-Party Pricing Vendor	Single Broker Quote	$105.75
Senior Loans	107,171,147	Benchmark Pricing	Security Price Reset	$153.10

*	Other financial instruments are derivatives not reflected in the Schedules of Investments, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Commencement of Operations.

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at March 31, 2013 was $369,843.

Glossary:

£—British Pound

CDO—Collateralized Debt Obligation

CDX—Credit Derivatives Index

CME—Chicago Mercantile Exchange

CMO—Collateralized Mortgage Obligation

€—Euro

FRN—Floating Rate Note

ICE—Intercontinental Exchange

IO—Interest Only

LIBOR—London Inter-Bank Offered Rate

OTC—Over-the-Counter

PIK—Payment-in-Kind

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Dynamic Credit Income Fund

By /s/ Brian S. Shlissel

Brian S. Shlissel, President & Chief Executive Officer

Date: May 20, 2013

By /s/ Lawrence G. Altadonna

Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: May 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel

Brian S. Shlissel, President & Chief Executive Officer

Date: May 20, 2013

By /s/ Lawrence G. Altadonna

Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: May 20, 2013